BLACKROCK LIQUIDITY FUNDS

TempFund

Supplement Dated December 29, 2011 to the

Statement of Additional Information Dated February 28, 2011

The Statement of Additional Information of TempFund is amended as follows:

Effective January 12, 2012, the section entitled “Investment Limitations” is amended hereby to delete non-fundamental investment restriction 8, which provides that the securities purchased by TempFund (or the issuers of such securities) will be First Tier Eligible Securities which are rated at the time of the purchase in the highest rating category by either Standard & Poor’s or Moody’s Investors Service, Inc. and will be rated in the highest rating category by any other NRSRO that rates such security (or its issuer).

After this change, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, the securities purchased by TempFund (or the issuers of such securities) will be First Tier Eligible Securities rated in the highest rating category by at least two NRSROs, or one NRSRO, if the security or issuer was only rated by one NRSRO.

Shareholders should retain this Supplement for future reference.

BRLF-SAI-001-1211SUP